SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 2)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2000


                            MERCHANTONLINE.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Florida                            0-22607                    84-1233073
---------------                   ----------------           -------------------
(State or other                   (Commission File             (IRS Employer
jurisdiction of                        Number)               Identification No.)
incorporation)



                         902 CLINT MOORE ROAD, SUITE 114
                                BOCA RATON, FLORIDA                33487
                    -----------------------------------------    ----------
                    (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (561) 864-6000


                            1600 SOUTH DIXIE HIGHWAY
                            BOCA RATON, FLORIDA 33432
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

MerchantOnline.com, Inc., a Florida corporation, is filing this Amendment to its Form 8-K/A dated July 31, 2000 in order to replace Item 7. (b) Pro Forma Financial Information filed as an exhibit to such Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information.

         The pro forma financial statements for the year ended October 31, 1999 and the six months ended April 30, 2000 are attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERCHANTONLINE.COM, INC.

         Date:  August 03, 2000                By: /s/ TAREK KIRSCHEN
                                                   -----------------------------
                                                   Tarek Kirschen, President

                         PRO FORMA FINANCIAL INFORMATION


                  MERCHANTONLINE.COM, INC. AND INNOVONICS, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                   (UNAUDITED)

                  INTRODUCTION TO PRO FORMA CONDENSED FINANCIAL
                                   STATEMENTS
                                   (UNAUDITED)

Effective May 15, 2000, MerchantOnline.com, Inc. (MOL), consummated an agreement and plan of reorganization (the "Agreement") with Innovonics, Inc. (the Company), and Innovonics Acquisition Corp., a wholly-owned subsidiary of MerchantOnline.com, Inc. In connection with the Agreement, Innovonics Acquisition Corporation merged with and into Innovonics, Inc. in a reverse triangular merger (the "Merger"), with Innovonics, Inc. the surviving corporation. Pursuant to the Merger, MerchantOnline.com, Inc. issued 8,976,488 shares of common stock for 90.1 percent of the outstanding shares and issued stock options and warrants to purchase 1,023,512 shares of common stock in exchange for all of the outstanding stock options and warrants of Innovonics, Inc. Additionally, MOL agreed to issue additional shares to the Company if on the first anniversary date of the transaction, the fair value of the shares issued in the Merger, as determined by the trading price of the stock for a specific period of time, is less than $25,000,000.

MOL has determined the purchase price to be $25,604,029, which consists of the fair value of the issued common stock, as determined by an independent appraiser, adjusted by the guarantee of the future stock price ($24,382,606), the fair value of the issued stock options and warrants ($617,394), and the assumption of $604,029 of liabilities. The purchase price has been allocated to cash, inventory and fixed assets ($55,624) and "purchase price to be allocated" ($25,548,405).

The Merger was accounted for using the purchase method of accounting. The pro forma balance sheet and the pro forma adjustments described in the notes to pro forma financial statements reflect the purchase price as "purchase price to be allocated". The Company is currently in the process of evaluating the fair values of assets acquired, including identifiable intangible assets, if any. This amount is currently being amortized over a five-year period.

The accompanying unaudited pro forma balance sheet as of April 30, 2000, presents the financial position of MerchantOnline.com, Inc. and Innovonics, Inc. at April 30, 2000, assuming the Merger had been consummated on that date. The unaudited pro forma condensed statement of operations for the year ended October 31, 1999, combines the statements of operations of MerchantOnline.com, Inc. for the year ended October 31, 1999 and of Innovonics, Inc. for the year ended January 31, 2000, and assumes the transaction occurred on November 1, 1998. The unaudited pro forma condensed statement of operations for the six-month period ended April 30, 2000 combines the statements of operations of MerchantOnline.com, Inc. for the six-month period ended April 30, 2000 and of Innovonics, Inc. for the six-month period ended April 30, 2000 and assumes the transaction occurred on November 1, 1999. The fourth quarter of fiscal year 2000 (November 30, 1999 to January 31, 2000) for Innovonics, Inc. was included in both the annual and the six-month period presentations.

The unaudited pro forma financial information does not purport to be indicative of the results which would have actually have been obtained had such transactions been completed as of the assumed dates and for the periods presented or which may be obtained in the future.


                  MERCHANTONLINE.COM, INC. AND INNOVONICS, INC.
                             PRO FORMA BALANCE SHEET
                                 APRIL 30, 2000
                                   (UNAUDITED)

                               Merchant
                           Online.com, Inc. Innovonics, Inc.
                             Period ended    Period ended   Pro Forma
                            April 30, 2000  April 30, 2000  Adjustments      Combined
                                 (A)
                             ------------    ----------   -------------    ------------
Assets

Cash                         $  1,146,603    $   31,840                    $  1,178,443
Prepaid services                  672,525            --                         672,525
Prepaid advertising               464,166            --                         464,166
Deferred advertising               50,834            --                          50,834
Accounts receivable                23,894            --                          23,894
Accounts receivable from
   related party                    7,525            --                           7,525
Due from shareholder                8,723            --                           8,723
Inventory                              --        19,175                          19,175
                             ------------    ----------                    ------------
Total current assets            2,374,270        51,015                       2,425,285
Property and equipment, net     1,153,956         4,609                       1,158,565
Deferred advertising              250,000            --                         250,000
Other assets                       29,077            --                          29,077
Purchase price to be
  allocated                    30,974,036            --      25,548,405(B)   56,522,441
                             ------------    ----------   -------------    ------------
Total assets                 $ 34,781,339    $   55,624   $  25,548,405    $ 60,385,368
                             ============    ==========   =============    ============



Liabilities and equity

Accounts payable             $    869,543    $   32,484                    $   902,027
Accrued expenses and other        353,011            --                        353,011
Notes payable                      25,000            --                         25,000
Other liabilities                 215,600            --                        215,600
Notes payable to shareholder           --         7,050                          7,050
Deferred revenue                   16,496       133,790         (68,470)(B)     81,816
Accrued compensation                   --       429,383                        429,383
Revolving credit arrangements          --        69,792                         69,792
                             ------------    ----------   -------------    ------------
Total current liabilities       1,479,650       672,499         (68,470)     2,083,679

Note payable to shareholder       270,000            --                        270,000
Other liabilities                      --        50,000         (50,000)(B)         --

Equity:
Common stock                       51,537            --           8,976 (B)     60,513
Additional-paid-in capital     39,767,251     2,446,572      24,991,024 (B)
                                                             (2,446,572)(B) 64,758,275
Subscriptions receivable          (25,000)           --              --        (25,000)
Accumulated deficit            (6,762,099)   (3,113,447)      3,113,447 (B) (6,762,099)
                             ------------    ----------   -------------    -----------
Total liabilities and equity $ 34,781,339    $   55,624   $  25,548,405    $60,385,368
                             ============    ==========   =============    ===========


                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1999
                                   (UNAUDITED)

                                    Merchant
                                Online.com, Inc. Innovonics, Inc.
                                 Period ended     Period ended      Pro Forma
                               October 31, 1999 January 31, 2000    Adjustments      Combined
                               ---------------- ----------------  --------------  --------------
Revenues, net                   $   204,106       $   222,285      $        --      $   426,391

Costs of revenues                   111,064            86,441               --          197,505
Sales and marketing               1,296,774             3,299               --        1,300,073
General and administrative          721,023           305,053           55,000(D)     1,081,076
Depreciation and amortization        30,649             9,721        5,109,681(C)     5,150,051
Other expenses - settlement         455,000                --                           455,000
                                -----------       -----------      -----------      -----------
Total costs and expenses          2,614,510           404,514        5,164,681        8,183,705
                                -----------       -----------      -----------      -----------

Operating loss                   (2,410,404)         (182,229)      (5,164,681)      (7,757,314)
Interest expense                    (29,924)          (34,300)                          (64,224)
                                -----------       -----------      -----------      -----------
Net loss                        $(2,440,328)      $  (216,529)     $(5,164,681)     $(7,821,538)
                                ===========       ===========      ===========      ===========

Net loss per share - Basic and Diluted                                                   ($0.17)

Weighted average shares outstanding                                                  46,446,498(E)

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 2000
                                   (UNAUDITED)

                                   Merchant
                                Online.com, Inc.  Innovonics, Inc.
                                   Six month        Six month
                                 period ended     period ended       Pro Forma
                                 April 30, 2000   April 30, 2000    Adjustments        Combined
                                      (A)
                                 --------------   --------------    -----------       -----------
Revenues, net                     $    97,770       $   91,867       $       --       $   189,637

Costs of revenues                      36,699           25,097                             61,796
General and administrative          2,616,636          250,318           27,500(D)      2,894,454
Depreciation and amortization       1,533,725           13,163        2,554,841(C)      4,101,729
                                  -----------       ----------      -----------       -----------

Total costs and expenses            4,187,060          288,578        2,582,341         7,057,979
                                  -----------       ----------      -----------       -----------

Operating loss                     (4,089,290)        (196,711)      (2,582,341)       (6,868,342)

Interest expense                       (7,149)          (8,316)                           (15,465)
                                  -----------       ----------      -----------       -----------
Net loss                          $(4,096,439)      $ (205,027)     $(2,582,341)      $(6,883,807)
                                  ===========       ==========      ===========       ===========

Net loss per share - Basic and Diluted                                                     ($0.12)

Weighted average shares outstanding                                                    56,827,685(E)

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

(A) The historical MerchantOnline.com, Inc. balance sheet and statement of operations at April 30, 2000 and for the three-month period then ended, reflect a revision to the purchase price and related amortization pertaining to MerchantOnline.com's April 19, 2000 acquisition of Web Financial Services Corporation, as previously reflected on form 8-K/A dated July 31, 2000. The purchase price has been increased from $8,086,154 to $25,882,053, and the related amortization expense for the three month period ended April 30, 2000 has increased from $224,615 to $717,474, to reflect a revision to the Company's estimate of its obligation to issue additional shares if the fair value of its price per share, as determined by the trading price for a specific period of time, does not equal $10 per share. An amended Form 10-QSB for the quarter ended April 30, 2000 has been filed to reflect such revision.

BALANCE SHEET ADJUSTMENTS

(B) Reflects the accounting for the purchase of Innovonics, Inc., which consists of the fair value of the issued common stock, as determined by an independent appraiser, adjusted by the guarantee of the future stock price ($24,382,606), the fair value of the issued stock options and warrants ($617,394), and the assumption of $604,029 of liabilities. The purchase price has been allocated to cash, inventory and fixed assets ($55,624) and "purchase price to be allocated" ($25,548,405). See (F) below.

INCOME STATEMENT ADJUSTMENTS

(C) Reflects the amortization of the "purchase price to be allocated" over a five-year amortization period. Actual amortization for future periods will be dependent upon the final allocation of the purchase price, when completed, to identifiable intangible assets and goodwill, if any, and the evaluation of appropriate useful lives for such assets. The Company is currently in the process of evaluating such allocations and useful lives. See (F) below.

(D) Reflects increase of compensation expense for key employees of Innovonics, Inc. based on new employment agreements entered into in connection with the Merger.

(E) Reflects the weighted average number of shares outstanding for the period, after giving effect to the Merger, calculated as the historical weighted average common shares for MerchantOnline.com, Inc.

(F) Amounts described in (B) and (c) above, have been revised from the Form 8-K/A dated July 31, 2000, to reflect a revision to the Company's estimate of its obligation to issue additional shares if the fair value of its price per share, as determined by the trading price for a specific period of time, does not equal or exceed $2.50 per share. Accordingly, the purchase price has been increased from $20,158,544 to $25,604,029, and the related monthly amortization expense has increased from $335,976 to $425,807.